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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 24, 2003 (January 23, 2003)



                            ARKANSAS BEST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-19969                   71-0673405
         --------                     -------                   ----------
      (State or other               (Commission                (IRS Employer
      jurisdiction of               File Number)             Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
    ------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)





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ITEM 5. OTHER EVENTS.

On January 23, 2003, Arkansas Best Corporation issued a press release announcing the Board of Directors approval of a quarterly cash dividend and a stock repurchase program. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated January 23, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARKANSAS BEST CORPORATION

                                                (Registrant)

Date:  January 24, 2003                         /s/   David E. Loeffler
       ----------------                         -----------------------
                                                      David E. Loeffler,
                                                      Vice President - Chief
                                                      Financial Officer and
                                                      Treasurer



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press release of Arkansas Best Corporation dated January 23, 2003.